Exhibit 10.17

CONFORMED COPY

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM.  EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

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ORDINARY SHARES PURCHASE WARRANT

RELATING TO ORDINARY SHARES HELD BY

LAKES INVEST LIMITED

IN

TRONY SOLAR HOLDINGS COMPANY LIMITED

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This certifies that, for good and valuable consideration, Lakes Invest Limited, a British Virgin Islands company (the “FounderCo”), grants to ICBC International Overseas Investment Ltd., (the “Warrantholder”), the right to purchase from the FounderCo the number of validly issued, fully paid and nonassessable shares of Ordinary Shares, $0.0001 par value of the Company (the “Ordinary Shares”) held by the FounderCo in Trony Solar Holdings Company Limited, a Cayman Islands company (the “Company”) determined in accordance with Section 1.1 hereof, at a purchase price per share (the “Exercise Price”) determined as set forth in Section 1.1 hereof, exercisable once only on the Exercise Date, as defined in Section 1.5 hereof, all subject to the terms, conditions and adjustments herein set forth.  “Warrant Shares” shall refer to the Ordinary Shares to be purchased pursuant to this Warrant.  See Section 8 for definitions of certain other terms used herein.

1.                                       Warrant Terms Generally.

1.1                                 Number of Warrant Shares and Exercise Price.

Subject to Section 1.5 below, this Warrant shall enable the Warrantholder to purchase up to a number of Ordinary Shares held by the FounderCo calculated pursuant to the following formula, as such number may be adjusted pursuant to Section 6 hereof, at an Exercise Price per Warrant Share calculated as set forth below:

W

X =         Y

P =          Y x (1-Z)

Where

W =                         13,000,000; provided that in the event that the FounderCo is unable to borrow $10,000,000 of the Loan due to failure to comply with the conditions precedent set forth in Sections 3.2 and 3.3 of the Loan Agreement (rather than a unilateral decision by the FounderCo that it does not wish to borrow such $10,000,000 portion)), W shall instead be 8,666,667

X =                             The number of Warrant Shares to be issued to the Warrantholder, as adjusted pursuant to Section 6

Y =                              The Offering Price attributable to one Ordinary Share

and

P =                               The Exercise Price per Warrant Share

Z=                                 The discount rate from Exercise Price, which shall be (i) 0.18 or (ii) a rate not less than 0.18 to be agreed by and between FounderCo and Warrantholder if Company has not completed its IPO within 395 days of the date hereof, provided if there is no such agreement, 0.18.

1.2                                 Cash Exercise of Warrant.

Subject to Section 1.5, this Warrant may be exercised by the Warrantholder by (i) the surrender of this Warrant to the FounderCo, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on the Exercise Date and (ii) the delivery of payment to the FounderCo, for the account of the FounderCo by (A) wire transfer of immediately available funds to a bank account specified by the FounderCo of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in United States Dollars, (B) by forgiveness or the offsetting of an amount of matured accounts receivable from the FounderCo to the Warrantholder equal to the Exercise Price for the number of Warrant Shares specified in the Exercise Form in United States Dollars or (C) by any combination of the foregoing.  Subject to Section 1.5, the Company agrees that such Warrant Shares shall be transferred to the Warrantholder as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.  Subject to Section 1.5, one or more stock powers or stock transfer forms relating to the share certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within 10 days thereafter.  No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Ordinary Shares prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

1.3                                 Payment of Taxes.  The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto.

1.4                                 Information.  Upon receipt of a written request from the Warrantholder, the FounderCo agrees to deliver promptly to the Warrantholder a copy of the Company’s current financial statements and to provide such other information concerning the Company as is available to the FounderCo and as the Warrantholder may reasonably request in order to assist the Warrantholder in evaluating the merits and risks of exercising the Warrant and to make an informed investment decision in connection with such exercise.  The FounderCo will keep the Warrantholder updated on the IPO process and will inform the Warrantholder promptly of the Exercise Date occurring and of the Offering Price of one Ordinary Share.

1.5                                 Exercise Date.  This Warrant shall be exercisable, in whole or in part, on one occasion only on the date (so long as such date falls on or prior to the Expiry Date) on which the Offering Price is determined in connection with the IPO (such date, the “Exercise Date”).  This Warrant shall lapse and cease to be valid for any purpose to the extent not exercised on or prior to the earlier to occur of the Exercise Date and the Expiry Date.

2.                                       Restrictions on Transfer; Restrictive Legends.

2.1                                 Restrictions on Transfer; Compliance with Securities Laws.

(a)                                  This Warrant and the Warrant Shares transferred upon the exercise of the Warrant are freely transferable and assignable by the Warrantholder, provided that (x) this Warrant and the Warrant Shares transferred upon the exercise of the Warrant are not assignable or transferrable during the Lock-Up Period and (y) following the Lock-Up Period, the Warrant Shares issued upon the exercise of the Warrant may only be transferred or assigned in whole or in part in compliance with all applicable federal and state securities laws by the transferor and transferee.

(b)                                 The Warrantholder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be purchased upon exercise hereof are being acquired solely for the Warrantholder’s own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of any Warrant

Shares to be transferred upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws.  Upon exercise of this Warrant, the Warrantholder shall, if requested by the FounderCo, confirm in writing, in a form satisfactory to the FounderCo (as applicable), that the Warrant Shares so purchased are being acquired solely for the Warrantholder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.  The Warrantholder represents and warrants to the FounderCo that the Warrantholder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.  The Warrantholder understands that the Warrant and any Warrant Shares acquired upon exercise of this Warrant are being offered and sold to the Warrantholder in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the FounderCo is relying in part upon the truth and accuracy of, and the Warrantholder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Warrantholder set forth herein in order to determine the availability of such exemptions and the eligibility of the Warrantholder to initially acquire the Warrant Shares.

2.2  Restrictive Legends.  This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM.  EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares transferred upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM.  EXCEPT AS PERMITTED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION

UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Warrantholder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares.  If either condition in the foregoing sentence has been satisfied, the Company shall, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, issue a new stock certificate not bearing such legend.

2.3                                 [Reserved].

2.4                                 Split-Up, Combination and Exchange of Warrants.  This Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares.  If the Warrantholder desires to split up, combine or exchange this Warrant, he or it shall make such request in writing delivered to the FounderCo and shall surrender to the FounderCo this Warrant and any other Warrants to be so split-up, combined or exchanged.  Upon any such surrender for a split-up, combination or exchange, the FounderCo shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested.  The FounderCo shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of an Ordinary Share or a fractional Warrant.  The FounderCo may require the Warrantholder to pay a sum sufficient to cover any tax or governmental charge that maybe imposed in connection with any split up, combination or exchange of Warrants.

3.                                       Reservation of Shares

The FounderCo covenants and agrees that all Warrant Shares which are transferrable upon the exercise of this Warrant have been validly issued, are fully paid and are nonassessable and free from all taxes and Encumbrances, other than Permitted Encumbrances and taxes in respect of any transfer occurring contemporaneously with such issue.  The FounderCo further covenants and agrees that, until the earlier of the Exercise Date and the Expiry Date, the FounderCo will at all times hold a sufficient number of Ordinary Shares to provide for the exercise of the rights represented by this Warrant.  The FounderCo further warrants that, as of the date hereof, the Warrant Shares are free of preemptive rights.

4.                                       Exchange, Loss or Destruction of Warrant.

Upon receipt by the FounderCo of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the FounderCo may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the FounderCo will execute and deliver a new Warrant of like tenor.  The term “Warrant” as used in this Warrant shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

5.                                       Ownership of Warrant.

The FounderCo shall cause the Company to treat the person in whose name this Warrant is registered (or such person’s permitted assignees and transferees, as the case may be) as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the FounderCo) for all purposes and shall not be affected by any notice to the contrary.

6.                                       Certain Adjustments.

6.1                                 Fractional Shares.  No fractional Ordinary Shares or scrip shall be issued or transferred to the Warrantholder in connection with the exercise of this Warrant.  In the event that the calculation of the number of Warrant Shares pursuant to Section 1.1 would provide for the transfer of any fractional Ordinary Shares, the number of Warrant Shares shall be reduced by the minimum number necessary so that a transfer of any fractional Ordinary Share shall not be required.

6.2                                 No Adjustment for Dividends.  Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of the Warrant or upon the exercise of this Warrant.

7.                                       Notices of Corporate Action.

In the event of:

(a)                                  any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)                                 any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any redemption or conversion of outstanding Ordinary Shares, or

(c)                                  any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the FounderCo will (or cause the Company to) mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, redemption or conversion of Ordinary Shares, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Ordinary Shares (or other securities) shall be entitled to exchange their Ordinary Shares (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, redemption or conversion of Ordinary Shares, dissolution, liquidation or winding-up.  Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 20 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (ii).

8.                                       Definitions.

As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

Business Day:  means a day on which banks are open for business in Hong Kong and the British Virgin Islands, other than a Saturday or a Sunday.

Company:  Trony Solar Holding Company Limited, an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands.

Encumbrances: (a) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any person, including without limitation any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable law, (b) any lease, sub-lease, occupancy agreement, easement or covenant granting a right of use or occupancy to any person, (c) any proxy, voting trust agreement, option, right of first offer or refusal or transfer restriction in favor of any person and (d) any adverse claim as to title, possession or use.

Exchange Act:  the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.  Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to a comparable section, if any, of any successor federal statute.

Exercise Form:  an Exercise Form in the form annexed hereto as Exhibit A.

Exercise Price:  the meaning specified on the cover of this Warrant, as such price may be calculated pursuant to Section 1.1 hereof.

Expiry Date: The first anniversary of the date of repayment or prepayment in full of the Loan.

IPO: the closing of the Company’s first sale of its shares in a firm commitment underwritten initial public offering that results in such securities being listed or registered on a Qualified Exchange.

Loan:  the loans to be made pursuant to the Loan Agreement.

Loan Agreement: the Loan Agreement, dated as of October 2, 2009, between the FounderCo and ICBC International Finance Ltd.

Lock-Up Period: the period commencing on the date hereof and ending on the date falling 180 days after the effective date of the Company’s registration statement with respect to the IPO.  Such lock-up agreement shall be entered into either with the Company or the underwriters for the IPO.

Offering Price:  the initial public offering price attributable to one Ordinary Share of the Company.

Permitted Encumbrances:  (a) Encumbrances securing the payment of taxes, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, (b) other Encumbrances which arise by operation of law, and not as a result of any default (provided that such liens do not materially interfere with FounderCo’s use of the Warrant Shares, materially lessen the value of the Warrant Shares or materially impair the Warrantholder’s interests in the Warrant Shares), (c) Encumbrances in favor of the Warrantholder or any of its affiliates and (d) restrictions on transfer under the securities laws and any agreement to which the Warrantholder becomes a party.

Person: any individual, sole proprietorship, partnership, estate, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity, governmental or regulatory authority or other entity of any kind or nature.

Qualified Exchange: any of (i) the New York Stock Exchange, (ii) the Nasdaq Global Market System, (iii) the Main Board of the Hong Kong Stock Exchange, or (iv) any other internationally-recognized stock exchange.

SEC:  the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

Securities Act:  the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.  Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor federal statute.

Series A Investors: the holders of the Series A Preferred Shares of the Company.

Warrantholder:  ICBC International Overseas Investment Ltd., its affiliates or its permitted assignees and transferees of this Warrant pursuant to the terms hereof.

Warrant Shares:  the meaning specified on the cover of this Warrant, subject to the provisions of Section 6.

9.             Miscellaneous.

9.1           Entire Agreement.  This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant and the Warrant Shares.

9.2           Binding Effects; Benefits.  This Warrant shall inure to the benefit of and shall be binding upon the FounderCo and the Warrantholder and their respective successors.  Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the FounderCo and the Warrantholder (and, where specified, the Company), or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

9.3           Amendments and Waivers.  This Warrant may not be modified or amended except by an instrument or instruments in writing signed by the FounderCo and the Warrantholder.  Either the FounderCo or the Warrantholder may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with.  The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

9.4           Section and Other Headings.  The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

9.5           Further Assurances.  The FounderCo shall do and perform, and shall cause Company and its subsidiaries to do and perform, all such further acts and things and execute and deliver all such other certificates, instruments and documents as Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant, including, but not limited to, the entering of Warrantholder (or its affiliate, assignee or transferee as the case may be) into the register of members of the Company as the holder of the Warrant Shares upon the exercise of the Warrant.

9.6           Notices.  All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given upon personal delivery to the party to be notified, or when sent by telecopier (with receipt confirmed and promptly confirmed by personal delivery, first class mail, or courier), or internationally recognized overnight courier service and addressed as follows (or at such other address as a party may designate by notice to the other):

If to the Warrantholder, to:

ICBC International Overseas Investment, Ltd.

17/F & 18/F, Three Pacific Place

1 Queen’s Road East

Hong Kong

Facsimile No.: +852-2683-3888

Attn: Pan Fusheng/ Jimmy Zhu

Email: jjmzhu@icbci.com.hk

If to the FounderCo, to:

Lakes Invest Limited

Commonwealth Trust Limited

Drake Chambers, Road Town, Tortola,

British Virgin Islands

Facsimile No.:  (86) 755-8328-2919

Email: chu.howard@trony.com

and

Simpson Thacher & Bartlett LLP

35/F ICBC Tower

3 Garden Road

Central, Hong Kong

Facsimile No.:  +852-2869-7694

Attn: Leiming Chen, Esq.

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally or by overnight courier or facsimile transmission (if promptly confirmed as stated above), or on the third Business Day after the mailing thereof.

9.7           Severability.  Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

9.8           Governing Law.  This Warrant shall be deemed to be a contract made under the laws of the State of New York (irrespective of its choice of law principles).

9.9           No Rights or Liabilities as Stockholder.  Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

9.10         No Inconsistent Agreements.  The FounderCo will not, and shall cause Company not to, on or after the date of this Warrant enter into any agreement with respect to the Ordinary Shares it holds in the Company which is inconsistent with the rights granted to the Warrantholder or otherwise conflicts with the provisions hereof.  The rights granted to the Warrantholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company’s securities under any other agreements.  The FounderCo covenants that the Warrant Shares will be free of preemptive rights and other Encumbrances, except for Permitted Encumbrances.

9.11         Attorneys’ Fees.  In any action or proceeding brought to enforce any provisions of this Warrant, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees and disbursements in addition to its costs and expenses and any other available remedy.

9.12         Dispute Resolution.  Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in the Hong Kong Special Administrative Region of the People’s Republic of China under the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “Rules”) in force when the Notice of Arbitration (as defined by the Rules) is submitted in accordance with these Rules.  The number of arbitrators shall be three and the arbitration proceedings shall be conducted in English.

9.13         Service of Process.  The FounderCo hereby irrevocably designate and appoint Law Debenture Corporate Services Inc. (the “FounderCo Process Agent”), as the authorized agent of the FounderCo upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of the FounderCo Process Agent as such authorized agent shall become effective immediately without any further action on the part of the FounderCo.  The FounderCo hereby represents that he/she/it has notified the FounderCo Process Agent of such designation and appointment and that the FounderCo Process Agent has accepted the same in writing.  The FounderCo hereby authorizes and directs the FounderCo Process Agent to accept such service on his/her/its behalf.  The above designation and authorization of the FounderCo Process Agent shall not be revoked without the prior written consent of the Warrantholder.  The FounderCo further agree that service of process upon the FounderCo Process Agent and written notice of said service to the FounderCo mailed by prepaid registered first class mail or delivered to the FounderCo Process Agent at its principal office shall be deemed in every respect effective service of process upon the FounderCo in any suit or proceeding.  Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.  The FounderCo further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the FounderCo Process Agent in full force and effect so long as the FounderCo have any outstanding obligations under this Warrant.

9.14         No Impairment.  The FounderCo will not cooperate with or facilitate any amendment of its or the Company’s Memorandum and Articles of Association or other constitutional documents, or any reorganization, consolidation, merger, dissolution, issue or sale of shares, sale of assets or any other voluntary action, so as to avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

9.15         Representations and Warranties.  The FounderCo covenants that the representations and warrants set forth in Exhibit B hereto are true and correct in all material respects as of the date of this Warrant.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the FounderCo has caused this Warrant to be signed by its duly authorized officer as of October 12, 2009.

LAKES INVEST LIMITED

By:	LI YI
Name: Li Yi
Title: Director

SIGNATURE PAGE TO WARRANT

Exhibit A

EXERCISE FORM

(To be executed upon exercise of this Warrant)

To:  Lakes Invest Limited

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase                                  Warrant Shares (calculated in accordance with Section 1.1 of this Warrant), and tenders herewith payment of the purchase price (total Exercise Price in respect of all Warrant Shares) in full in the form of (complete as applicable):

☐                                    cash (via wire transfer) or a certified or official bank check, to the order of Lakes Invest Limited, in the amount of United States Dollars                              in accordance with the terms of this Warrant; and/or

☐                                    forgiveness of accounts receivable of Lakes Invest Limited to Warrantholder in the amount of United States Dollars                              in accordance with the terms of this Warrant.

The undersigned requests that a [stock power] relating to certificate (or certificates) for such Warrant Shares be executed in the name of the undersigned and that such [stock power] be delivered to the undersigned’s address below.

Dated:	.

Signature

(Print Name)

(Street Address)

			(City) (State)	(Zip Code)

Exhibit B

Corporate Status.  The FounderCo is organized under the laws of the British Virgin Islands and is duly incorporated, validly existing, and in good standing under the laws of the British Virgin Islands.

Authorization.  All corporate action on the part of the FounderCo and its officers, directors and shareholders necessary for the FounderCo to execute and perform this Warrant has been taken.

Validity of Warrant.  This Warrant is a legally valid and binding obligation of the FounderCo.  Upon transfer, the Warrant Shares will have been duly authorized, validly issued, fully paid and non-assessable, and be free of any Encumbrances except for Permitted Encumbrances.  The issuance of this Warrant and the transfer of the Warrant Shares do not and will not violate any agreements to which the FounderCo is, or at the time of issuance will be, a party.

Sufficient Ordinary Shares.  The FounderCo holds a sufficient number of Ordinary Shares in the Company to enable the transfer of the Warrant Shares.

No Inconsistent Agreements.  The FounderCo has not previously entered into, and will not on or after the date of this Warrant enter into, any agreement with respect to the securities it holds in the Company that is inconsistent with this Warrant or that would preclude the FounderCo from discharging its obligations hereunder.

Governmental and Third Party Consents.  All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with or from any governmental agency or authority or any other person or entity required on the part of the FounderCo in connection with the execution, delivery or performance of this Warrant and the consummation of the transactions contemplated herein have been obtained.

Compliance with Other Instruments.  The FounderCo is not in violation of any provision of its Memorandum or Articles of Association; any material mortgage, indenture, contract, agreement, instrument, judgment, decree or order; or any statute, rule or regulation applicable to the Company.  The execution, delivery and performance of and compliance with this Warrant pursuant to the terms hereof, will not result in any violation or be in conflict with or constitute a default under any such provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the FounderCo pursuant to any such provision.